                                                                    EXHIBIT 99.1



                             LETTER OF TRANSMITTAL


        EXCHANGE OF ONE SHARE OF COMMON STOCK OF INTELEFILM CORPORATION


          FOR EVERY 13.75 OUTSTANDING SHARES OF HARMONY HOLDINGS, INC.



     PLEASE READ CAREFULLY THE TERMS AND CONDITIONS OF THE OFFER AND THE GENERAL INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.



     Stockholders whose certificates for Harmony Shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Harmony Shares according to the guaranteed delivery procedures set forth under "The
Offer -- Procedure for tendering" in the Prospectus. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT FOR THIS OFFER.



THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, MINNEAPOLIS TIME,
               ON DECEMBER 21, 2000, UNLESS THE OFFER IS EXTENDED



               ALL STOCKHOLDERS MUST COMPLETE BOXES A, B, AND G.


     PLEASE ALSO READ THE "TERMS AND CONDITIONS OF THE OFFER" AND "GENERAL
                              INSTRUCTIONS" BELOW.



-----------------------------------------------------------------------------------------------------------------
 FOR OFFICE USE ONLY   DEBIT SHARES           PARTIAL                ALT. PAYEE             ONE TIME DEL.
                       APPROVED               INPUT                  AUDIT                  MAILED
-----------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
 BOX A -- SIGNATURE OF REGISTERED STOCKHOLDERS          BOX B -- CERTIFICATE(S) ENCLOSED
---------------------------------------------------------------------------------------------------------------------------------
(Must be Signed by All Registered Shareholders)               Certificate Number(s)                Number of Shares Represented
                                                  (Attach additional signed list, if necessary)         by Each Certificate

                                                      ----------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                 Signature(s)                         ----------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                 Signature(s)                         ----------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
               Telephone Number                             Total Shares Surrendered:
---------------------------------------------------------------------------------------------------------------------------------



[ ]  Lost Certificates. I have lost my certificate(s) for     shares and require
assistance in replacing the shares.



-------------------------------------------------------------------------------------------------------------------------
           BOX C -- NEW REGISTRATION INSTRUCTIONS                      BOX D -- ONE TIME DELIVERY INSTRUCTIONS
-------------------------------------------------------------------------------------------------------------------------
 To be completed ONLY if the certificate is to be issued in
                        the name(s)
  of someone other than the registered holder(s) in Box E.    To be completed ONLY if the certificate is to be delivered
                         Issue to:                                 to an address other than that in Box E. MAIL TO:
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                            Name                                                         Name

-------------------------------------------------------------------------------------------------------------------------
                       Street Address                                               Street Address

-------------------------------------------------------------------------------------------------------------------------
                  City, State and Zip Code                                     City, State and Zip Code
-------------------------------------------------------------------------------------------------------------------------



Please remember to complete and sign the Substitute Form W-9 in Box G on the next page.



----------------------------------------------------------------------------------------------------------------------
                           BOX E                                            BOX F -- MEDALLION GUARANTEE
----------------------------------------------------------------------------------------------------------------------
                                                                If you have completed Box C, your signature must be
          Name and Address of Registered Holder(s)                 Medallion Guaranteed by an eligible financial
        (Please make any address corrections below)                                 institution.
----------------------------------------------------------------------------------------------------------------------
          [ ]  indicates permanent address change

                                                                   NOTE: A NOTARIZATION BY A NOTARY PUBLIC IS NOT
                                                                                     ACCEPTABLE
                                                              --------------------------------------------------------

------------------------------------------------------------

                                     BOX G

--------------------------------------------------------------------------------

                IMPORTANT TAX INFORMATION -- SUBSTITUTE FORM W-9


--------------------------------------------------------------------------------


Please provide the Taxpayer Identification Number ("TIN") of      TIN or Social Security Number
the person or entity receiving payment for the above
described shares. This box must
be signed by that person or entity, thereby making the
following certification:
                                                             ---------------------------------------

CERTIFICATION -- Under penalties of perjury, the undersigned hereby certifies the following:
     (1) The TIN shown above is the correct TIN of the person who is submitting this Letter of
Transmittal and who is required by law to provide such TIN, or such person is waiting for a TIN to be issued, and (2) The person who is submitting this Letter of Transmittal and who is required by law to provide such TIN is not subject to backup withholding because such person has not been notified by the Internal Revenue Service ("IRS") that such person is subject to backup withholding, or because the IRS has notified such person that he or she is no longer subject to backup withholding, or because such person is an exempt payee.

Signature:
---------------------------------------------------------------------------------------------------- Date:
-----------------------------------------------------------------------------------------------------------



YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU DO NOT HAVE A TAXPAYER IDENTIFICATION NUMBER.



             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER



I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Exchange Agent by the time of payment, 31% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified Taxpayer Identification Number to the Exchange Agent within sixty (60) days.



                                                                                                             , 2000
-------------------------------------  -------------------------------------  -------------------------------------
              Signature                                Name                                   Date



[ ]CHECK HERE IF HARMONY SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
   TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:



        Name of Tendering Institution:

        ----------------------------------------------------


        DTC Account Number:

        -----------------------------------------------------------


        Transaction Code Number:

        --------------------------------------------------------


[ ]CHECK HERE IF TENDERED HARMONY SHARES ARE BEING DELIVERED PURSUANT TO A
   NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:



        Name(s) of Registered Owner(s):

        -------------------------------------------------


        Window Ticket Number (if any):

        --------------------------------------------------


        Date of Execution of Notice of Guaranteed Delivery:

        ----------------------------------


        Name of Institution which Guaranteed Delivery:

        --------------------------------------

              INSTRUCTIONS/TERMS & CONDITIONS WITH RESPECT TO THE


                  OFFER TO EXCHANGE ONE SHARE OF COMMON STOCK


                                       OF


                             INTELEFILM CORPORATION


                                      FOR


                 EVERY 13.75 OUTSTANDING SHARES OF COMMON STOCK


                                       OF


                             HARMONY HOLDINGS, INC.



                       TERMS AND CONDITIONS OF THE OFFER


                    PLEASE READ THIS INFORMATION CAREFULLY.



     The undersigned hereby delivers to iNTELEFILM Corporation, a Minnesota corporation ("iNTELEFILM"), the above-described shares of common stock, par value $0.01 per share (the "Harmony Shares"), of Harmony Holdings, Inc., a Delaware corporation ("Harmony"), pursuant to iNTELEFILM's offer to exchange one share of common stock, par value $0.02 per share, of iNTELEFILM ("iNTELEFILM Shares") for every 13.75 outstanding Harmony Shares upon the terms and subject
to the conditions set forth in the Prospectus, dated              , 2000 (the
"Prospectus"), receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Prospectus and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that iNTELEFILM reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of Harmony Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve iNTELEFILM of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive iNTELEFILM Shares for Harmony Shares validly tendered and accepted for exchange pursuant to the Offer. Receipt of the Offer is hereby acknowledged.



     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the Harmony Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, iNTELEFILM, all right, title and interest in and to all of the Harmony Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Harmony Shares or other securities issued or issuable in respect thereof on or after December 21, 2000 (collectively, "Distributions")) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Harmony Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Harmony Shares (and any and all Distributions), or transfer ownership of such Harmony Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of iNTELEFILM, (ii) present such Harmony Shares (and any and all Distributions) for transfer on the books of Harmony, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Harmony Shares (and any and all Distributions), all in accordance with the terms of the Offer.



     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Jill J. Theis and Richard Wiethorn in their respective capacities as employees of iNTELEFILM, and any individual who shall thereafter succeed to any such office of iNTELEFILM, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of Harmony's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, all of the Harmony Shares (and any and all Distributions) tendered hereby and accepted for exchange by iNTELEFILM. This appointment will be effective if and when, and only to the extent that, iNTELEFILM accepts such Harmony Shares for exchange pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange of such Harmony Shares in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Harmony Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). iNTELEFILM reserves the right to require that, in order for Harmony Shares (or other Distributions) to be deemed validly tendered, immediately upon iNTELEFILM's acceptance for exchange of such Harmony Shares, iNTELEFILM must be able to exercise full voting, consent and other rights with respect to such Harmony Shares (and any and all Distributions), including voting at any meeting of Harmony's stockholders.



     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Harmony Shares tendered hereby and all Distributions, that the undersigned owns the Harmony Shares tendered hereby, and that when the same are accepted for exchange by iNTELEFILM, iNTELEFILM will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or iNTELEFILM to be necessary or desirable to complete the sale, assignment and transfer of the Harmony Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of iNTELEFILM all Distributions in respect of the Harmony Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, iNTELEFILM shall be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange the Harmony Shares tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by iNTELEFILM in its sole discretion.



     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus this tender is irrevocable.



     The undersigned understands that the valid tender of Harmony Shares pursuant to any one of the procedures described in "The Offer -- Procedure for tendering" of the Prospectus and in the General Instructions hereto will constitute a binding agreement between the undersigned and iNTELEFILM upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, iNTELEFILM may not be required to accept for exchange any of the Harmony Shares tendered hereby.



     Unless otherwise indicated in Box C above, please issue the iNTELEFILM Shares and a check for cash (in lieu of fractional iNTELEFILM Common Shares), and return any certificates for Harmony Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing above in Box E. Similarly, unless otherwise indicated in Box D above, please mail the iNTELEFILM Shares and a check for cash (including any cash in lieu of fractional iNTELEFILM Shares) and return any certificates for Harmony Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above in Box E above. In the event that Box C and Box D are both completed, please issue the iNTELEFILM Shares and a check for cash (including any cash in lieu of fractional iNTELEFILM Shares), and issue certificates for Harmony Shares not so tendered or accepted, in the name of, and deliver said certificates and return such certificates to, the person or persons so indicated. Unless otherwise indicated herein in Box C above, please credit any Harmony Shares tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that iNTELEFILM has no obligation, pursuant to Box C above, to transfer any Harmony Shares from the name of the registered holder thereof if iNTELEFILM does not accept for exchange any of the Harmony Shares so tendered.



     iNTELEFILM reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer (other than the iNTELEFILM Stockholder Approval Condition, the Regulatory Approvals Condition and the conditions relating to the absence of an injunction and the effectiveness of the registration statement for the iNTELEFILM shares to be issued in our offer), in whole or in part, in the case of any Harmony Shares tendered.

                              GENERAL INSTRUCTIONS


            (FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER)


                    PLEASE READ THIS INFORMATION CAREFULLY.



     This Letter of Transmittal is to be completed by stockholders of Harmony either if Harmony Share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Harmony Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in "The Offer-Procedure for tendering" of the Prospectus. For a stockholder to validly tender Harmony Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Harmony Shares must be received by the Exchange Agent at one of such addresses prior to the Expiration Date or (ii) Harmony Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in "The Offer-Procedure for tendering" of the Prospectus and a Book-Entry Confirmation must be received by the Exchange Agent prior to the Expiration Date or (b) stockholders whose certificates for Harmony Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Harmony Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in "The Offer-Guaranteed delivery" of the Prospectus.



     Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an eligible financial institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by iNTELEFILM, must be received by the Exchange Agent on or prior to the Expiration Date and (iii) the certificates for all tendered Harmony Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Harmony Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Exchange Agent within three Nasdaq Stock Market trading days after the date of execution of such Notice of Guaranteed Delivery.



     The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Harmony Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that iNTELEFILM may enforce such agreement against the participant.



     THE METHOD OF DELIVERY OF HARMONY SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. THE HARMONY SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Harmony Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Harmony Shares for exchange.



     - Endorsement: DO NOT endorse or otherwise sign certificates when completing this form.



     - Signatures: All Stockholders must sign in Box A. Signatures on this Letter of Transmittal cover the Harmony Shares tendered hereby.



      - If this Letter of Transmittal is signed by the registered holder(s) of the Harmony Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If any of the tendered Harmony Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.



      - If any of the Harmony Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.



      - If this Letter of Transmittal or any Harmony Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to iNTELEFILM of the authority of such person so to act must be submitted.



      - If this Letter of Transmittal is signed by the registered holder(s) of the Harmony Shares listed and transmitted hereby, no endorsements of Share certificates or separate stock powers are required unless payment or certificates for Harmony Shares not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such Harmony Share certificates or stock powers must be guaranteed by an eligible financial institution.



      - If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Harmony Shares evidenced by certificates listed and transmitted hereby, the Harmony Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Harmony Share certificates. Signature(s) on any such Harmony Share certificates or stock powers must be guaranteed by an eligible financial institution.



     - Certificate Detail: List all certificate numbers and shares submitted in Box B. Any book-entry shares held by you will be automatically exchanged upon receipt of this completed Letter of Transmittal.



     - Lost Certificates: If your certificate(s) are lost, please check the appropriate box below Box A, complete the Letter of Transmittal and return the Letter of Transmittal to Wells Fargo Shareowner Services. There may be a fee and additional documents required to replace lost certificates.



     - New Registration: Provide new registration instructions in Box C if different than listed in Box E. Please see the attached "Registration Changes, Most Frequently Requested Requirements" if a registration change is requested.



     - Address Change: An address in Box D will be treated as a one-time only instruction. If your permanent address should be changed on Wells Fargo Shareowner Services records, please make the necessary changes in Box E.



     - Special Issuance and Delivery Instructions: If certificates for iNTELEFILM Common Shares and a check for cash (in lieu of fractional iNTELEFILM Common Shares), and certificates for Harmony Shares not accepted for exchange or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Harmony Shares by book-entry transfer may request that Harmony Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Issuance Instructions." If no such instructions are given, any such Harmony Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Harmony Shares were delivered.



     - Signature Guarantee: Box F (Medallion Guarantee) only needs to be completed if the name on the new certificate and/or cash or check (in lieu of fractional iNTELEFILM Common Shares) will be different from the current registration as indicated in Box C. This guarantee is a form of signature verification which can be obtained through an eligible financial institution such as a commercial bank, trust company, securities Broker/Dealer, credit union or savings institution participating in a Medallion program approved by the Securities Transfer Association.



     - Partial Tenders: (Not applicable to stockholders who tender by book-entry transfer). If fewer than all the Harmony Shares evidenced by any Harmony Share certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of Harmony Shares that are to be tendered in Box B above. In any such case, new certificate(s) for the remainder of the Harmony Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Harmony Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.



     - Stock Transfer Taxes: Except as otherwise provided herein, iNTELEFILM will pay all stock transfer taxes with respect to the transfer and sale of any Harmony Shares to it or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made, or (in the circumstances where permitted hereby) if certificates for Harmony Shares not tendered or not accepted for exchange are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid unless evidence satisfactory to iNTELEFILM of the payment of such taxes, or exemption therefrom, is submitted. Except as provided herein, it will not be necessary for transfer tax stamps to be affixed to the Share certificates evidencing the Harmony Shares tendered hereby.



     - Deficient Presentments: If you request a registration change that is not in proper form, the required documentation will be requested from you. Please refer to the attached "Registration Changes, Most Frequently Requested Requirements" for assistance with your registration change request.



     - Returning Certificates: Return this Letter of Transmittal with the certificate(s) to be exchanged ONLY to Wells Fargo Shareowner Services at the address below. The method of delivery is at your option and your risk, but it is recommended that documents be delivered via a registered method, insured for 2% of the value of your shares.



By Mail to                             By Overnight Courier or Hand-Delivery to:
  Wells Fargo Bank Minnesota, N.A.       Wells Fargo Bank Minnesota N.A.
  Reorganization Department              Reorganization Department
  P.O. Box 64858                         161 North Concord Exchange
  St. Paul, MN 55164-0858                South St. Paul, MN 55075

     For additional information regarding this Letter of Transmittal or for additional copies of this Letter of Transmittal please contact the Wells Fargo Shareowner Relations Department at (877) 536-3552.



     - Information Agent: Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent as set forth below. Banks and Brokers Call Collect: (212) 440-9800. ALL OTHERS CALL TOLL FREE: (800) 223-2064



      Georgeson Shareholder Communications Inc.


      17 State Street, 10th Floor


      New York, New York 10004



     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED HARMONY SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR HARMONY SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.



            IMPORTANT TAX INFORMATION -- SUBSTITUTE FORM W-9, BOX G



     Please provide your social security or other tax identification number on the Substitute Form W-9 and certify that you are not subject to backup withholding. Failure to provide the Exchange Agent with your social security or other tax identification number within 60 days will subject you to a $50 penalty imposed by the Internal Revenue Service and 31% Federal Income Tax withholding from any cash payment made to you pursuant to the Offer. In addition, the Exchange Agent may backup withhold during the 60 day period under certain circumstances. Each stockholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Harmony Shares or the last transferee appearing on the stock powers attached to, or endorsed on, the Harmony Shares.



     Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a Form W-8 or successor form, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed Guidelines for Certificate of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.



     Backup withholding is not an additional tax. Rather the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                              REGISTRATION CHANGES


                     MOST FREQUENTLY REQUESTED REQUIREMENTS



INDIVIDUAL TO JOINT TENANTS



     - Complete Box C, "New Registration Instructions," providing shareholder names as they should be printed on the new certificate and/or cash in lieu check, form of tenancy, and the correct address.



     - Provide the Taxpayer Identification Number (TIN) to be used in Box G, "Important Tax Information -- Substitute W-9." This box must be signed by the person whose TIN is being provided certifying that the TIN is correct and that such person is not subject to backup withholding.



     - The current holder must sign the Letter of Transmittal.



     - The signature must be Medallion Guaranteed by an eligible financial institution.



NAME CHANGES



     - Complete Box C, "New Registration Instructions," providing the shareholder name as it should be printed on the new certificate and/or cash in lieu check and the correct address.



     - Provide the Taxpayer Identification Number (TIN) to be used in Box G, "Important Tax Information -- Substitute W-9." This box must be signed by the person whose TIN is being provided certifying that the TIN is correct and that such person is not subject to backup withholding.



     - Sign the Letter of Transmittal as the name appears on the face of the certificate, write "Now Known As" and then sign with the new name.



     - The signature(s) must be Medallion Guaranteed by an eligible financial institution.



DIVORCE



     - Complete Box C, "New Registration Instructions," providing the shareholder name as it should be printed on the new certificate and/or cash in lieu check and the correct address.



     - Provide the Taxpayer Identification Number (TIN) to be used in Box G, "Important Tax Information -- Substitute W-9." This box must be signed by the person whose TIN is being provided certifying that the TIN is correct and that such person is not subject to backup withholding.



     - If the shares are held in Joint Tenancy, both signatures are required and must be Medallion Guaranteed. If one of the signatures cannot be obtained, a court certified copy of the Divorce Decree specifically awarding the shares to the transferee is required.



     - The signature(s) must be Medallion Guaranteed by an eligible financial institution.



DEATH OF SHAREHOLDER



  Certificates Registered in Individual Name



     - Complete Box C, "New Registration Instructions," providing the shareholder name and address in whose name the new certificate and/or cash in lieu check should be issued.



     - Provide the Taxpayer Identification Number (TIN) to be used in Box G, "Important Tax Information -- Substitute W-9." This box must be signed by the person whose TIN is being provided certifying that the TIN is correct and that such person is not subject to backup withholding.